SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box: |_| Confidential, for Use of the Commission |_| Preliminary proxy statement Only (as permitted by Rule 14a-(e)(2)) |X| Definitive proxy statement |_| Definitive additional materials |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       MEDIWARE INFORMATION SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

                              ____________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
     |X| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A. |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount previously paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

                       MEDIWARE INFORMATION SYSTEMS, INC.
                           1121 Old Walt Whitman Road
                          Melville, New York 11747-3005
                                 (516) 423-7800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 6, 1998

              Notice is hereby given that the Annual Meeting of the Shareholders of Mediware Information Systems, Inc. will be held on January 6, 1998, at 140 East 45th Street, 43rd Floor, New York, NY 10017 (offices of The Kaufmann Fund, Inc.), at 10:00 a.m., New York City time, for the following purposes:

               1. To elect three Class III directors (Proposal No. 1 in the Proxy Statement).

               2. To Approve the 1997 Stock Option Plan for Non-Employee Director (Proposal No. 2 in the Proxy Statement).

               3. To transact such other business as may properly come before the meeting.

              Only holders of the Common Stock of record at the close of business on November 19, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

                       By Order of the Board of Directors

Melville, New York
November 21, 1997



PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED, RETURN POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING IN PERSON AND VOTE, THE PROXY WILL BE OF NO EFFECT.



Return proxies to:



Office of Lawrence Auriana
The Kaufmann Fund, Inc.
140 East 45th Street, 43rd Floor
New York, NY  10017

                       MEDIWARE INFORMATION SYSTEMS, INC.
                           1121 Old Walt Whitman Road
                          Melville, New York 11747-3005

                                 PROXY STATEMENT

                                November 21, 1997


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mediware Information Systems, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 140 East 45th Street, 43rd Floor, New York, New York 10017 (offices of The Kaufmann Fund) on January 6, 1998 at 10:00 am., New York City time, and any adjournment thereof. This Proxy Statement and the related proxy card, together with the Company's Annual Report on Form 10-KSB and the financial statements of the Company for the fiscal year ended June 30, 1997, are first being sent to the Company's shareholders on or about November 21, 1997.

         Proxies are being solicited by the Company from the holders of Common Stock with respect to the election of directors and the authorization of the 1997 Stock Option Plan for Non-Employee Directors (the "Plan").

         Please complete, sign, date and return the enclosed proxy. The proxy solicited hereby may be revoked at any time by executing and delivering a proxy of a later date, by delivering written notice of revocation to the Secretary of the Company or by attending the meeting and giving oral notice of the intention to vote in person. Properly executed, delivered and unrevoked proxies in the form enclosed will be voted at the Annual Meeting or any adjournment thereof in accordance with the directions thereon. In the absence of such directions, the proxy will be voted in accordance with the recommendations of management.

         The only class of voting securities of the Company is its Common Stock, par value $0.10 per share ("Common Stock"), of which 5,532,042 shares were outstanding on November 19, 1997, each entitled to one vote. Only shareholders of record on the close of business on November 19, 1997 shall be entitled to vote at the Annual Meeting.

         The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The favorable vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required both for the election of Directors and for the authorization of the Plan.

         Abstentions will be reflected in the determination of number of shares present and entitled to vote and will have the effect of a negative vote with respect to both the election of directors and the authorization of the Plan. Brokers who hold shares in street names for customers will have the authority and will be entitled to vote on each of the election of directors and the authorization of the Plan if they have not received instructions from beneficial owners, so there will be no broker non-votes for either proposal at the meeting. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees named herein and in favor of the authorization of the Plan.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         As provided in the Restated Certificate of Incorporation of the Company and the By-Laws, as amended, the Board has fixed the number of directors at nine, which number is divided into three classes, with one class standing for election each year for three-year terms. The classes of the Board are kept as equal in size as practicable and each class has a minimum of three directors. The favorable vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of Directors.

         At the Annual Meeting, three Class III directors are to be elected to hold office for a three-year term until the annual meeting following the 2000 fiscal year and until their successors have been elected and qualified. Unless otherwise directed, the proxies named in the accompanying form of proxy intend to vote FOR all of the nominees named below. If any such nominee should not be available for election, the persons named as proxies may vote in their discretion for another nominee designated by the Board of Directors in such person's place.

         The information about the nominees and the present directors of the Company, and their security ownership, has been furnished by them to the Company. There are no family relationships between any of the nominees.

         All of the nominees are currently directors of the Company. Certain information with respect to the three nominees, Lawrence Auriana, Jonathan H. Churchill and Clinton G. Weiman, M.D., is as follows:

                           Class III Director Nominees

         Lawrence Auriana, age 53, has been Chairman of the Board of the Company since 1986 and a director since 1983. He has been a Wall Street analyst, money manager and venture capitalist for over 20 years. Since 1986, he has been Chairman, a director and, together with Mr. Hans Utsch, also a director of the Company, Portfolio Co-Manager of The Kaufmann Fund, a mutual fund that invests in small and medium-sized growth companies. He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.

         Jonathan H. Churchill, age 65, has been a practicing attorney in New York City since 1958 and since May 1996 has been Counsel at Winthrop, Stimson, Putnam & Roberts. He has been a director of the Company since 1992. Mr. Churchill was a partner of Boulanger, Hicks, & Churchill, P.C., from January 1990 to May 1996. Winthrop, Stimson, Putnam & Roberts rendered legal services to the Company during the last fiscal year, and the Company has retained and proposes to retain Winthrop, Stimson, Putnam & Roberts during the current year. Mr. Churchill received a B.A. from Harvard College and an L.L.B. from Harvard Law School.

         Clinton G. Weiman, M.D., age 72, has been a director since June 1996. From 1961 to January 1993 he was Corporate Medical Director, Senior Vice
President of Citicorp/Citibank. Since January 1996, Dr. Weiman has been independently engaged as a consultant with the Federal Reserve. From 1956 to 1970 Dr. Weiman was engaged in private practice in New York, New York. Dr. Weiman received a B.A. degree from Princeton University and a medical degree from Cornell University Medical College. His appointments have included Clinical Associate Attending Physician at New York Hospital and Associate Professor, Clinical Medicine at Cornell University Medical College.

                                    DIRECTORS


         The remaining current directors of the Company are as follows:

                                Class I Directors
                  (Term Expires at the Annual Meeting Following
                              the 1998 Fiscal Year)

         Roger Clark, age 63, has been a director since 1983. From 1980 to 1987, he held a series of managerial positions in the computer products area with Xerox Corporation. Since 1987, he has been independently engaged as a micro-computer consultant and programmer. Mr. Clark is the author of seven books on micro-computing and a director of The Kaufmann Fund.

         Hans Utsch, age 59, has been a director since 1985. He has been independently engaged in money management and investment banking for over 20 years. Since 1986, he has been President and, together with Mr. Lawrence Auriana, Portfolio Co-Manager of The Kaufmann Fund. He received a B.A. degree from Amherst College and an M.B.A. from Columbia University.

         Les N. Dace, age 51, was appointed President and C.E.O. in 1995. He joined the Company in 1992 as General Manager for the Digimedics and Surgiware Product Centers. Prior thereto, he was Vice President of Sales and Marketing for PRX Pharmacy Systems, a Colorado-based company providing hospital pharmacy management systems and home health software solutions. From 1983 to 1987, he was employed by NBI, Inc. as divisional President for its computer peripherals and office supplies company. Mr. Dace has a B.S. degree in Electrical Engineering from the University of Missouri.

                               Class II Directors
                  (Term Expires at the Annual Meeting Following
                              the 1998 Fiscal Year)

         Joseph Delario, age 63, was President and Chief Executive Officer of Quadrocom, Inc., a business consulting firm, until December 31, 1992, and since then has been a business consultant and private investor in and active in the management of several computer service companies. Mr. Delario renders management and financial services to the Company. Mr. Delario received a B.A. degree from Fairleigh Dickenson University in 1956.

         Walter Kowsh, Jr., age 48, has been a director since 1990. He is a consultant programmer specializing in Client/Server database systems. He was a Senior Programmer Analyst with Brown Bros. Harriman & Co. from 1989 to 1992. From 1986 to 1989, he was a computer consultant with Howard Systems International. He received a B.A. degree from Queens College and an M.B.A. from the New York Institute of Technology, and is a diplomate of New York University in Computer Programming and Systems Design.

         John C. Frieberg, age 63, was President, C.E.O. and Chief Financial Officer of the Company from 1992 to July 1995, and has been a director since 1993. Mr. Frieberg joined Digimedics Corporation, which later became a wholly owned subsidiary of the Company, as President in October 1989. Prior thereto, he was President of Caleus, Inc., an information system company, from 1988 to 1989; President of Synergy Computer Graphics Corp., a computer peripheral equipment company, from 1984 to 1988; and President of NCR/DPI Inc., a computer systems manufacturing company, from 1972 to 1982. Mr. Frieberg received a B.S. degree in Industrial Engineering from the University of California at Los Angeles.

Board Meetings; Committees

         The Board of Directors met two times during the fiscal year ended June 30, 1997.

         The Company's Audit Committee is currently comprised of Messrs. Clark, Frieberg and Weiman and The Audit Committee did not meet during fiscal 1997. At the present time, the Company does not have a nominating committee. The
Compensation Committee, which administers the 1982 Employee Stock Option Plan and the 1992 Equity Incentive Plan, consisting of Messrs. Utsch and Clark, took action two times during fiscal 1997.

Compensation of Directors

         It has been the Company's practice, starting in 1987, to conserve cash by compensating directors for their services primarily through the grant of stock options and shares of Common Stock. In 1991 a Stock Option Plan for Non-Employee Directors (the "1991 Plan") was adopted. Under the 1991 Plan, options to purchase 1,667 shares have been granted annually on July 1 of each year to each non-employee director of the Company (except for the Chairman, who has received options to purchase 5,000 shares annually). Options are exercisable at 100% of fair market value of the Company's Common Stock on the date of grant, and payment may be in cash, the Company's Common Stock, or a combination thereof. An aggregate of 150,000 shares of Common Stock are subject to the 1991 Plan. Options granted under the 1991 Plan are not intended to qualify under
Section 422 of the Code. Under the 1991 Plan each director in office on July 1, 1996 received for services as director during the 1997 fiscal year a grant of 1,667 options (5,000 shares in the case of the Chairman), exercisable at $3.75, which was the fair market value of the Company's Common Stock on July 1, 1996. These options vested and became exercisable in equal monthly installments during fiscal 1997.

         The 1991 Plan has expired. A new Plan, which the shareholders are being asked to approve at the Annual Meeting, was approved by the Board in June 1997. Under the new Stock Option Plan for Non-Employee Directors (the "1997 Plan") each director in office on July 1 of each fiscal year will receive for services as director during the ensuing fiscal year a grant of 3,600 options (10,800 shares in the case of the Chairman). The options granted on July 1, 1997 under the Plan are exercisable at $5.50, which was the fair market value of the Company's Common Stock on July 1, 1997. These options will vest and became exercisable in equal monthly installments during fiscal 1998. See "Proposal No. 2."

         Each director in office on July 1, 1996 also became entitled to receive a total of 2,500 shares of Common Stock (7,500 in the case of the Chairman), payable on July 1, 1997, for his services during fiscal 1997. The fair market value of the Company's Common Stock, for the foregoing purposes, on the date of the Board's action was $3.75 per share.


                                 SHARE OWNERSHIP

         The following tables set forth the beneficial ownership of the Company's Common Stock as of September 30, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock,
(ii) each of the executive officers named in the Summary Compensation Table included elsewhere herein, (iii) each current director of the Company, (iv) each nominee for election as a director and (v) all directors and executive officers as a group:



                             Principal Shareholder
                                                                       Number of Shares
                                                                       Acquirable within        Percentage of
Name                                Number of Shares                    60 Days (1),(4)          Class Owned (2)
----                                ----------------                   -----------               ------------

Lawrence Auriana3                      1,013,277 (2)                     714,695                    16.2%
140 East 45th Street
43rd Floor
New York, NY 10017

Oracle Partners, L.P.,                 1,117,736                               0                    20.2%
  Oracle Institutional Partners, L.P.,
  GSAM Oracle Fund, Inc.
--------------------

1 Reflects the shares which may be acquired by the shareholder upon exercise of options and warrants which are exercisable within 60 days of September 30, 1997.

2 Based on the numbers of shares outstanding at, plus shares acquirable by Mr. Auriana within 60 days of, September 30, 1997.

3        Mr. Auriana is also Chairman and a nominee for director of the Company.

4 Includes 674,695 warrants granted to Mr. Auriana for his loans to the Company in the bridge financings of the Company in fiscal 1995 and fiscal 1994.



        Share Ownership by Directors, Nominees, Named Executive Officers and Directors and Executive Officers as a Group

                                                                       Number of Shares
                                                                       Acquirable within           Percentage of
Names and Addresses (1)                 Number of Shares (2)              60 Days (3)               Class owned (2)
--------------------                    -----------------                --------                 -------------
Lawrence Auriana                           1,013,277                       714,695                    16.2%
Jonathan H. Churchill                         31,054                         9,030                        *
Roger Clark                                   22,035                        10,835                        *
Les N. Dace                                   70,000                        70,000                     1.2%
Joseph Delario                               196,018                        34,030                     3.5%
John Frieberg                                 39,807                        34,807                        *
Walter Kowsh, Jr.                             42,582                        10,835                        *
Hans Utsch                                   109,785                        10,835                     2.0%
Clinton G. Weiman                              4,167                         1,667                        *
John Esposito                                 51,100                        50,000                        *
Thomas Mulstay                                40,000                        40,000                        *
Rodger Wilson                                   1000                             0                        *

All Directors and Executive
Officers as a group                        1,620,825                       986,734                    24.9%
(12 persons)
------------------------

1        Addresses  are  as  follows:  Lawrence  Auriana:  see  previous  chart.
         Jonathan Churchill: One Battery Park Plaza, New York, New York 10004. Roger Clark: 330 Elm Street, Unit #1, New Canaan, CT 06840. Les Dace:
         11211 Quivas Loop, Westminster, Colorado. Joseph Delario: 77 Independence Way North, Edgewater, NJ 07020. John Frieberg: 4402 South St. Andrew's Lane, Spokane, WA 99223. Walter Kowsh, Jr.: 64-08 136th Street, Flushing, NY 11367. Hans Utsch: 140 East 45th Street, 43rd Floor, New York, New York 10017. Clinton Weiman: 2 Roberta Lane, Greenwich, CT 06830. John Esposito: 1121 Old Walt Whitman Road,
         Melville, NY 11747-3005. Thomas Mulstay: 1121 Walt Whitman Road, Melville, NY 11747-3005.

2 Based on the number of shares outstanding at September 30, 1997, plus, for each person or group, shares acquirable within 60 days of September 30, 1997.

3 Reflects the shares which may be acquired by the shareholders upon exercise of options and warrants which are exercisable within 60 days of September 30, 1997.

*        Represents less than 1% of the Company's outstanding common stock.


                                    Exhibit A

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

Name                                       Age        ....Position
----                                       ---            --------

Lawrence Auriana...........................53         ....Chairman of the Board and Secretary
Les Dace...................................51         ....President, CEO, and General Manager - Surgiware
George Barry...............................44         ....Chief Financial Officer
Rodger Wilson..............................44         ....Vice President and General Manager - Digimedics -
                                                          Pharmacy Division
Thomas Mulstay.............................44         ....Vice President and General Manager - Hemocare
John Esposito..............................38         ....Vice President - Sales - Mediware
                                                -------------------

         Lawrence Auriana has been Chairman of the Board of the Company since 1986 and a director since 1983. He has been a Wall Street analyst, money manager and venture capitalist for over 20 years. Since 1986, he has been Chairman, a director and, together with Mr. Hans Utsch, also a director of the Company, Portfolio Co-Manager of The Kaufmann Fund, a mutual fund that invests in small and medium-sized growth companies. He received a B.A. degree from Fordham University, studied at New York University Graduate School of Business, and is a senior member of The New York Society of Securities Analysts.

         Les N. Dace was appointed President and C.E.O. in 1995. He joined the Company in 1992 as General Manager for the Digimedics and Surgiware Product Centers. Prior thereto, he was Vice President of Sales and Marketing for PRX Pharmacy Systems, a Colorado-based company providing hospital pharmacy management systems and home health software solutions. From 1983 to 1987, he was employed by NBI, Inc. as divisional President for its computer peripherals and office supplies company. Mr. Dace has a B.S. degree in Electrical Engineering from the University of Missouri.

         George Barry joined the Company in 1997 as Chief Financial Officer. He has been a senior financial manager of software technology companies for over 12 years. Mr. Barry was employed as Vice President and CFO at Microware Systems Corporation from 1994 to 1996 and at Comptek Research, Inc. from 1993 to 1994. He was employed as a Group CFO/Controller for Dynatech Corporation from 1986 to 1992. Mr. Barry is a CPA and holds an MBA from the University of Wisconsin - Madison.

         Rodger P. Wilson, R.Ph., joined the Company in 1996 as Vice President/General Manager of the Pharmacy Division. He was President and Chief Executive Officer of PRX Pharmacy Systems, Inc., from 1982 to 1992. Mr. Wilson was Vice President of Operations and Chief Information Officer of Concepts Direct, Inc., from 1992 to 1996. Mr. Wilson received a B.S. degree from the University of Wyoming School of Pharmacy and is a registered Pharmacist.

         Thomas Mulstay joined the Company as Vice President in 1990 and was appointed General Manager, Hemocare in 1992. From 1989 to 1990, he was with Spectrum Healthcare Solutions, a joint venture of IBM, Inc. and Baxter Healthcare International, engaged in various sales positions. From 1986 to 1989 Mr. Mulstay was employed by Baxter Healthcare International, first as a Regional Sales Manager, then Regional Manager, then Regional Vice President. Previously he was a District Sales Manager at Terrano Corporation, a vendor of laboratory information systems to hospitals, National Hospital Marketing Manager at Metpath Laboratory, and a sales representative at Abbott Laboratories. Mr. Mulstay holds a B.S. degree from Assumption College.

         John Esposito joined the Company as Vice President - Sales in 1990. From 1986 to 1990, he was employed in various sales positions by the Healthcare Division of Data General Corporation. He is a two-time member of Data General's Million Dollar Club, and was recognized in1990 as Data General's outstanding healthcare sales representative. Prior to joining Data General, he worked in a technical capacity in the Information Systems Department at the New York Public Library. He is a graduate of Syracuse University, with a B.S. degree in Marketing and Management Information Systems.


                             EXECUTIVE COMPENSATION

         The following tables sets forth the compensation of the Chief Executive Officer of the Company and each of the other most highly compensated executive officers whose total annual salary and bonus was over $100,000 for the fiscal year ended June 30, 1997.

                           Summary Compensation Table
                                                                                Long-Term Compensation
                                                                        ---------------------------------------
                                    Annual Compensation                           Awards               Payouts
                                                                        ----------------------------
                                                              Other                                              All Other
                                                             Annual      Restricted    Securities                 Compen-
Name and Principal                                           Compen-       Stock       Underlying      LTIP       sation
 Positions(1)              Fiscal     Salary      Bonus      sation        Awards        Options      Payouts       ($)
                            Year        ($)         ($)        ($)          ($)         SARs (#)        ($)
                          --------  ---------   ---------   ---------   -----------     --------     ------
Les N. Dace                 1997       110,000    151,062     6,000         --             --           --          262
President, CEO and CFO      1996        75,000     60,731      --           --           50,000         --          262
                            1995        75,000     34,426      --           --             --           --          262


Rodger Wilson               1997        77,400     55,052     5,500                      50,000                     262
Vice President and
General Manager,
Digimedics - Pharmacy
Division

John Esposito               1997        80,000     50,733     6,000         --           35,000         --          205
Vice President, Sales       1996        70,000     50,595      --           --             --           --          250
                            1995        70,000     36,183      --           --             --           --          241


Thomas Mulstay              1997        80,000     79,519     6,000         --             --           --          232
Vice President &            1996        75,000     90,662      --           --             --           --          215
General Manager,            1995        75,000     59,011      --           --             --           --          205
Hemocare
------------------------

1 The amount of salary and bonus for fiscal 1997 for the other executive officers did not meet the threshold reporting requirement under the rules of the Commission.


                     OPTION/SAR GRANTS IN LAST FIS CAL YEAR

         The following table sets forth certain information concerning options to purchase Common Stock in fiscal 1997 granted to the individuals named in the Summary Compensation Table. No stock appreciation rights were granted in fiscal 1997.



                                  Number of           % of Total
                                  Securities            Options
                                  Underlying           Granted to
                                   Options            Employees in           Exercise             Expiration
            Name                    Granted           Fiscal Year           Base Price               Date
            ----                    -------           -----------           ----------               ----

John Esposito                      35,0001                26%                 $2.80               May 1, 2007
Rodger Wilson                      35,0001                26%                  2.80               May 1, 2007
Rodger Wilson                      15,0002                11%                  3.25               Dec. 1, 2006

------------------------

1        Options are exercisable 25%, 50%, 75% and 100% on May 1, 1998, 1999, 2000 and 2001.
2        Options are exercisable 25%, 50%, 75% and 100% on December 1, 1997, 1998, 1999 and 2000.



                   FISCAL 1997 OPTION/SAR EXERCISES AND VALUE
                OF OUTSTANDING OPTIONS AT END OF LAST FISCAL YEAR

         The following table sets forth options exercised by the named executive officers during fiscal 1997 and the number and value of options held by them at June 30, 1997. No stock appreciation rights were granted and there were no outstanding stock appreciation rights at June 30, 1997. The fair market value or such date was $5.25 per share.


                                                               Number of
                                                         Securities Underlying                       Value of
                   Shares                                     Unexercised                           Unexercised
                 Acquired on         Value                   Options at End                    In-the-Money Options
    Name           Exercise         Realized                 of Fiscal Year                     End of Fiscal Year
    ----           --------         --------                 --------------                     ------------------
                                                     Exercisable       Unexercisable       Exercisable       Unexercisable
                                                     -----------       -------------       -----------       -------------
Les N. Dace          --               --               70,000             25,000             $286,100          $106,250
John Esposito        --               --               50,000             35,000              197,300            85,750
Thomas             10,000            22,400            40,000               --                162,400              --
Mulstay
Rodger Wilson        --               --                 --               50,000               --               115,750



Employment Agreements

         Messrs. Barry, Dace, Esposito, Mulstay and Wilson have employment agreements or understandings with the Company providing for minimum compensation levels of $80,000, $110,000, $80,000, $80,000, and $80,000 respectively, plus bonuses based on percentages of Net Income Before Interest and Taxes ranging from .75% to 5%. Additional bonus may be earned based upon appropriate responsibility goal attainment. All agreements also provide for grants of stock options and severance pay in case of involuntary termination.

1982 Employee Stock Option Plan

         In 1982, the Company adopted an employee stock option plan (the "1982 Plan") for officers and other key employees, not including directors. Options are non-transferable except in the case of death. Options currently outstanding under the 1982 Plan generally vest and become exercisable in monthly installments over a two or three-year period, with each installment remaining exercisable for a five-year period after it vests. No options intended to be incentive stock options under the Internal Revenue Code of 1986 ("Code") are currently outstanding. No options may currently be granted under this Plan. The expiration of certain options previously granted under this Plan whose terms would have ended in fiscal 1996 have been suspended pending the satisfaction of legal requirements preventing their exercise.

1992 Equity Incentive Plan

         Awards granted under the 1992 Equity Incentive Plan (the "Equity Incentive Plan") include a wide range of Common Stock-based awards. Officers and other management employees of the Company are eligible to participate in the Equity Incentive Plan. The maximum number of shares of Common Stock which may be issued under the Equity Incentive Plan at any time is 20% of the outstanding shares of the Company's Common Stock, except that no more than 500,000 shares may be issued pursuant to incentive stock options. No awards may be granted after the year 2002. The term of each stock option is to be determined by the Compensation Committee but may not exceed ten years from the date of grant. The option price of each stock option is payable in cash, in shares of the Company's Common Stock, or by a combination thereof. The option agreements granted to date provide that, in the event of a change of control of the Company, the exercise of such options may be accelerated by the Committee.

Stock Option Plan for Non-Employee Directors

         The Stock Option Plan for Non-Employee Directors is described below under "Proposal No. 1."


                                 PROPOSAL NO. 1
          TO APPROVE THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

         As mentioned above, it has been the Company's practice starting in the late 1980's to conserve cash by compensating directors for their services through the grant of stock options.

         The Board of Directors proposes that the shareholders approve the 1997 Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan"). The 1997 Plan is designed to maintain the Company's ability to attract and retain the services of experienced and highly qualified outside directors and to increase their proprietary interest in the Company's continued success. The following summary description of the Non-Employee Directors Plan is qualified in its entirety by reference to the full text of the Non-Employee Directors Plan, which is attached to this Proxy Statement as Exhibit A.

         If approved by the shareholders, the Non-Employee Directors Plan shall, for the six fiscal years ending June 30, 2004, automatically provide grants of 3,600 options annually to each non-employee director of the Company (10,800 options in the case of the Chairman), except as noted below. Each grant shall become vested and exercisable on the first day of the seventh month of each fiscal year and the first day of the next fiscal year provided that the director is then in office or has retired or is out of office by reason of ill health or death. New directors will be granted options covering 1,800 shares for each six-month period remaining in the fiscal year, effective as of the first day of the month following their election to the Board. All options are exercisable at 100% of fair market value of the Company's Common Stock on the date of grant.

         All options on each annual grant date shall expire eight years after their date of grant. In the event of the death or the total and permanent disability of the holder of any unexercised option while serving on the Board, all outstanding options of such holder shall become immediately exercisable by the holder's legal representative and shall continue to be exercisable until their stated expiration date. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution.

         An aggregate of 500,000 shares of Common Stock (subject to adjustment as provided in the 1997 Plan) will be subject to the 1997 Plan. Shares subject to options which terminate unexercised will be available for future option grants. The options granted under the 1997 Plan shall be non-statutory options not intended to qualify under Section 422 of the Code. The grant of options will not result in taxable income to the non-employee director will result in taxable ordinary income to the director and a corresponding deduction for the Company, in each case equal to the difference between the option exercise price and their fair market value on the date the option is exercised.

         The 1997 Plan will be administered by a committee of one or more non-participating directors or by the board, which will be authorized to interpret the 1997 Plan but will have no discretion with respect to the selection of directors to receive options, the number of shares subject to the 1997 Plan or to each grant thereunder, or the purchase price for shares subject to options. The committee shall have no authority to materially increase the benefits under the 1997 Plan. The Board may revise, amend, suspend or terminate the 1997 Plan. However, any revision or amendment that changes the selection or eligibility of directors to receive options, the number of shares subject to the 1997 Plan or to any option, the purchase price for shares subject to options, or that materially increases benefits under the 1997 Plan will require the approval of the Company's shareholders. Adjustments shall be made in the number and kind of shares subject to the 1997 Plan and subject to subsequent and outstanding options, and in the purchase price of outstanding options, in each such case to reflect changes in the Company's Common Stock.

         All options shall become exercisable and vested on the seventh business day before the scheduled Date of a Change in Control. An optionee may at his option require the Company to purchase his Option at its equivalent cash value, based on fair market value, as determined by the Committee as of the effective date of the Change in Control.

         A "Change in Control" is defined to mean the occurrence of any of the following events: (i) a third person, including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934 ("Securities Exchange Act"), is or becomes the beneficial owner (as so determined) of Common Stock having 30% or more of the total number of votes that may be cast for the election of members of the Board; (ii) all or substantially all of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities; or (iii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; or (iv) unless the Board otherwise directs by resolution adopted prior thereto, if a third person, including a group, is or becomes the beneficial owner, directly or indirectly, of 20% or more of the voting stock of the Company, or a proxy contest occurs, and during a period of 24 months following such event the individuals who at the occurrence of such event constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the occurrence of such event.

         These provisions in the 1997 Plan accelerating vesting upon a Change in Control, could be an "antitakeover defense" because, as a result of these provisions, a Change in Control of the Company could be more difficult or costly. This however, is not the Company's intention in adopting the 1997 Plan, since the purpose of the 1997 Plan is to compensate directors for their services without the expenditure of cash and to increase their ownership interest in the Company.

         Effective Date, Amendment, Termination and Expiration

         The 1997 Plan became effective in June 1997 subject to approval by the shareholders. No amendment or modification will become effective unless approved by affirmative vote of the shareholders of the Company if such approval is necessary or desirable for the continued validity of the 1997 Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, any requirement arising through the listing of the Common Stock on a securities exchange or inclusion in a quotation system, or any other rule or regulation.

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1997 Plan.

         No taxable income will be realized by an option holder and no deduction will be available to the Company upon the grant of an option. At the time of exercise of an option, an option holder will realize taxable income at ordinary income tax rates, and the Company will be entitled to a deduction in the amount by which the then fair market value of the shares purchased exceeds the option price of the shares. Upon the subsequent disposition of shares received upon exercise of an option, an option holder will also realize income or loss in an amount equal to the difference between the sales price of the shares and the fair market value of the shares used for computing ordinary income or loss realized in connection with the exercise of the option. The income or loss will be a long- or short-term capital gain or loss depending upon the length of time the shares have been held from the date as of which ordinary income or loss was recognized in connection with the exercise of the option.

         If an option holder tenders shares of the Company's Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, the option holder generally will not recognize any taxable gain or loss on the tendered shares. In the case of a tender of shares in partial or full payment of the option price, the option holder's tax basis in the shares received upon exercise of the option is not uniform. The number of shares acquired that equals the number of shares tendered will take the tax basis of the tendered shares. The additional shares acquired in excess of the number of shares tendered will have a tax basis equal to the ordinary income realized on the exercise of an option.

         Cash payments by the Company to an option holder upon surrender of the right to exercise any stock option are taxable to the option holder at ordinary income tax rates and deductible by the Company at the time of payment.

         At this time all of the directors except the President are eligible to receive options under the 1997 Plan. The market sales price of the Company's Common Stock on the NASDAQ Small Cap Market on November 4, 1997 was $9.50 per share.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.


                                  OTHER MATTERS

         In 1991, the Company agreed with Bowling Green Securities, Inc., an investment banking firm owned by Mr. Utsch and in which Messrs. Auriana and Utsch are principals, that such firm would render investment banking advice to the Company and that, if any merger, acquisition, divestiture or analogous transaction is successfully consummated as a result of its efforts, the Company would pay a total fee related to the value of the company acquired or divested on the basis of 5% of the first $2 million, 4% of the second $2 million, 3% of the third $2 million, 2% of the fourth $2 million and 1% of any additional amounts.

         Mr. Delario, a director of the Company since 1992, holds an option to purchase 75,000 shares of the Company's Common Stock as payment for managerial and financial advisory services to be rendered in connection with mergers and acquisitions.


                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company at its offices at 1121 Old Walt Whitman Road, Melville, New York 11747-3005, no later than July 23, 1998, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the proxy statement of the Company at that meeting.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Reports on Form 4 for Messrs. Dace, Esposito, Mulstay and Wilson were filed one day late which reports the grant of options. A report on Form 4 for Mr. Mulstay was filed two months late and reported the exercise of an option and the sale of the underlying shares. Reports on Form 4 for Messrs. Auriana, Frieberg and Utsch were filed five days late reporting grants to directors of options and shares. A report on Form 4 for Mr. Delario was filed nine months late reporting the grant of an option.


                                  MISCELLANEOUS

         A representative of Richard A. Eisner & Company, the Company's independent auditors, is expected to be present at the meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to questions by shareholders.

         Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone, telegram and personal interview. Certain holders of record such as brokers, custodians and nominees are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies.

         The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy soliciting material to beneficial owners) will be paid by the Company.

                          TRANSACTION OF OTHER BUSINESS

                  The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters are properly brought before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.


By order of the Board of Directors


---------------------------------
Lawrence Auriana, Secretary

Dated:  November 21, 1997

                       MEDIWARE INFORMATION SYSTEMS, INC.

                             1997 Stock Option Plan
                           for Non-Employee Directors

                       MEDIWARE INFORMATION SYSTEMS, INC.

                             1997 Stock Option Plan
                           for Non-Employee Directors

                                     Purpose

The purpose of this 1997 Stock Option Plan for Non-Employee Directors (the "Plan") of Mediware Information Systems, Inc. (the "Company"), is to compensate directors for their services without the expenditure of cash and to increase the ownership interest in the Company of non-employee directors whose services are considered essential to the Company's continued progress.

                                 Administration

The Plan may be  administered  by the Board of  Directors  of the  Company  (the
"Board"), or, if the Board so determines, a Committee (the "Committee") consisting of one or more directors. The term "Board" includes the Committee. Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administradtion of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of stock subject to any such options or the Plan, or the purchase price thereunder, and provided, further, that the Board shall not have the authority to materially increase the benefits accruing to participants under the Plan. The determination of the Board in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its shareholders and persons granted options under the Plan. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York.

                             Participation in the Plan

Directors of the Company who are not full-time employees of the Company or any affiliate of the Company shall be eligible to participate in the Plan ("Eligible Directors").

                             Shares Subject to the Plan

Subject to adjustment as provided in Section 7, an aggregate of 500,000 shares of the Company's common stock ("Stock") shall be available for issuance upon the exercise of options granted under the Plan. The shares of Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan. Shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to paragraph (g) of Section 6 or withholding tax pursuant to paragraph (f) of
Section 6 shall not become available for the grant of other options under the Plan.

                             Non-Statutory Stock Options

All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986.

                             Terms, Conditions and Form of Options

Each option granted under this Plan shall be evidenced or confirmed by a written agreement in such form as the Committee shall from time to time approve. Such options and agreements shall contain and be subject to the following terms and conditions and the other terms and conditions of this Plan:


                  Options to purchase 3,600 shares of Stock (as adjusted pursuant to Section 7) shall be granted automatically to each Eligible Director (and options to purchase 10,800 shares of such Stock shall be granted automatically to the Chairman of the Board) on the first day of each fiscal year starting with fiscal 1998 through fiscal 2004. New directors will be granted options covering 1,800 shares for each full six-month period remaining in the fiscal year effective as of the first day of the month following their election or appointment to the Board.


                  The purchase price per share of Stock for which each option is exercisable shall be 100% of the fair market value per share of Stock on the date the option is granted (or if such day is not a trading day then the next preceding trading day). The fair market value on any given date shall be the average of the high and low reported sales price of the Stock (or if such sales prices are not reported, the bid and asked quotations) for the date in question as generally reported for stocks quoted on NASDAQ or on the consolidated reporting system.


                  Each option granted under the Plan will vest and will become exercisable in two equal installments on the first day of the seventh month of such fiscal year and on the first day of the next fiscal year after the date of grant provided that the grantee shall be a director on such vesting date (except as otherwise provided in clauses (d) and (e)). Each option granted under the Plan shall expire eight years from the date of grant, and shall be subject to earlier termination as hereinafter provided.


                  In the event of the termination of service on the Board by the holder of any option, other than by reason of retirement, total and permanent disability or death as set forth in paragraph (e) hereof, the then outstanding options of such holder may be exercised only to the extent that they were exercisable on the date of such termination. All exercisable options shall remain exercisable until their stated expiration date. For purposes of this Plan, the term "by reason of retirement" shall mean retirement pursuant to Board policy.


                  In the event of termination of service by reason of retirement (as defined above) or the total and permanent disability of the holder of any option, each of the then outstanding options of such holder will continue to mature and become exercisable in accordance with paragraph (c) above and the holder may exercise the matured installments at any time until the expiration date of the term of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately become exercisable in full and shall continue to be exercisable by the optionee's representative until the expiration date of the term of the option.


                  If required by law for the deductibility of expense items for income tax purposes, the Committee may cause to be made, as a condition precedent to the exercise of an option, appropriate arrangements with the optionee or his or her representative for the withholding of any federal, state, local or foreign taxes. If so elected by the optionee or representative (which election shall not be made so as to disqualify the Plan or transaction from eligibility for exemption from Section 16(b) of the Securities Exchange Act of 1934 by reason of Rule 16b-3 thereunder), such withholding taxes may be paid by authorizing the Company to withhold shares of Stock to be issued, or by delivering to the Company shares of Stock owned by the optionee or representative, in either case having a fair market value equal to the amount of such taxes.


                  Options may be exercised only upon payment to the Company in full of the purchase price of the shares to be delivered. At the election of the optionee or his or her representative (subject to the limitations set forth in paragraph (f) hereof), such payment shall be made in cash or in Stock, or in a combination of cash and Stock. The sum of the cash and the fair market value of such Stock shall be at least equal to the aggregate purchase price of the shares to be delivered.

         Adjustment upon Changes in Stock; Successor Corporation; Change in Control


                  If there shall be any change in the Stock subject to the Plan or to any option granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding and to subsequent option grants and in the purchase price of outstanding options to reflect such changes.


                  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of the rights of the holders of options under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer or assets.


                  The following actions shall occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of the holders of options:


                all options shall become exercisable and vested on the seventh business day before the scheduled date of any Change in Control;


                         the holder of an option may at his option, require the Company to purchase his options at its equivalent cash value, based on fair market value, as determined by the Board, as of a scheduled or anticipated effective date of a Change in Control provided that the purchase of the Option by the third "person" effectuating the "Change in Control" at such equivalent cash value as of the date of the Change in Control shall satisfy the Company's obligation under this clause
         (ii).


                  A "Change in Control" shall mean the occurrence of any of the following events and shall be deemed hostile unless the Board of Directors declares by resolution adopted prior to the occurrence of such event that the Board consents to such event:


                                a third "person",  including a "group", as those
                terms are used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act") is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having thirty percent (30%) or more of the total number of votes that may be cast for the election of members of the Board;


                                all  or  substantially  all of  the  assets  and
                business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities;


                                as a result of, or in connection  with, any cash
                tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; or


                                unless the Board otherwise directs by resolution
                adopted prior thereto, if a third "person", including a "group" (as those terms are used in Sections 13(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in
                Section 13(d) of the Exchange Act), directly or indirectly, of capital stock having 20% or more of the total number of votes that may be cast for the election of directors or a proxy contest occurs, and, during the period of twenty-four months following such event, the individuals who at the occurrence of such event constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the occurrence of such event.

                   Options Non-Assignable and Non-Transferable

Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.


                             Limitation of Rights


                  Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.


                  An optionee shall have no rights as a shareholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                       Effective Date and Duration of Plan

The Plan shall become effective on July 1, 1997 subject to approval by the shareholders at the first Meeting of Shareholders held after the end of the 1997 fiscal year. The period during which option grants shall be made under the Plan shall terminate on June 30, 2004, but such termination shall not affect the terms of any then outstanding options.

                Amendment, Suspension or Termination of the Plan

The Board of Directors may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders, no revision or amendment shall change the selection or eligibility of directors or categories of directors to receive options under the Plan, the amount or price of securities or options to be awarded, the timing of options or awards, the number of shares of Stock subject to any options or the Plan, the exercise or purchase price thereunder, or materially increase the benefits accruing to participants under the Plan, and further provided, that no amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted option without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rules under the Securities Exchange Act of 1934 or any other rule or regulation or any agreement with a securities exchange or quotation system.

                                     Notice

Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

                                 Use of Proceeds

Proceeds from the sale of Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

                                Fractional Shares

No fractional shares of Stock shall be issued pursuant to options granted hereunder, but in lieu thereof, the cash value of such fractional share shall be paid.

                               Compliance with Law

All options shall be subject to compliance with all applicable laws and each option agreement shall so provide and shall contain appropriate provisions to that end.

                                      PROXY
                       MEDIWARE INFORMATION SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Lawrence Auriana, Les N. Dace and Hans Utsch, and each of them, acting alone or jointly, as attorneys and agents, with full power of substitution, to vote as proxy all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of the Shareholders of Mediware Information Systems, Inc., to be held at 140 East 45th Street, 43rd Floor, New York, New York 10017 (the offices of The Kaufmann Fund Inc.) at 10:00 a.m. on January 6, 1998, and any adjournments thereof, with respect to all matters as may properly come before the meeting or any adjournments thereof. Receipt of Notice of Meeting dated November 21, 1997 is hereby acknowledged. The Board of Directors recommends a vote "FOR" the election of the three nominees as Class III directors and "FOR" the approval of the 1997 Stock Option Plan for Non-Employee Directors.

1.    ELECTION OF CLASS III DIRECTORS:

  NOMINEES:LAWRENCE AURIANA, JONATHAN H. CHURCHILL AND CLINTON G. WEIMAN


_____      FOR ALL LISTED NOMINEES   _____  WITHHOLD AUTHORITY(EXCEPT AS MARKED)


         ___________________ (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

PROPOSAL NO. 2. APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE
DIRECTORS:




________ AGAINST               _________ FOR                   ________ ABSTAIN




33. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                     PLEASE SIGN AND DATE ON THE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE DIRECTORS NAMED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.


         Dated ______________________, 1997

         (Signature(s))  ___________________________

                           ---------------------------


*Please sign exactly as name(s) appear(s) to the left. If joint account, all joint owners should sign. When signing as attorney, trustee, administrator, executor, etc., state full title.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO THE OFFICE OF LAWRENCE AURIANA, 140 EAST 45TH STREET, 43RD FLOOR NEW YORK, NY 10017.